UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

SM Energy Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

SM ENERGY

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_______________

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DESIGNATION (IF ANY)
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Admission Ticket

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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., MDT on May 19, 2015.

Vote by Internet

- Go to **www.investorvote.com/SM**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. The Board of Directors has nominated the below nine persons to stand for election as directors. As of the date of the accompanying proxy statement, no one has been nominated to serve as director other than the nominees listed below.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Larry W. Bickle	☐	☐	☐	02 - Stephen R. Brand	☐	☐	☐	03 - William J. Gardiner	☐	☐	☐
04 - Loren M. Leiker	☐	☐	☐	05 - Javan D. Ottoson	☐	☐	☐	06 - Ramiro G. Peru	☐	☐	☐
07 - Julio M. Quintana	☐	☐	☐	08 - Rose M. Robeson	☐	☐	☐	09 - William D. Sullivan	☐	☐	☐

	For	Against	Abstain
2. The proposal to ratify the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for 2015.	☐	☐	☐
3. To approve, on a non-binding advisory basis, the compensation philosophy, policies and procedures, and the compensation of our Company's named executive officers, as disclosed in the accompanying Proxy Statement.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD.

C 1234567890 JNT

1 U P X 2 3 4 3 3 6 1

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. Proxy — SM Energy Company Electronic Delivery of Future Proxy Materials If you would like to reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions on the front of this card to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 19, 2015. The Proxy Statement and our 2014 Annual Report on Form 10-K are available at: http://www.viewproxy.com/sm-energy/2015/. 1775 Sherman Street, Suite 1200 Denver, Colorado 80203 This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on May 19, 2015. The undersigned hereby appoints A. Wade Pursell, David W. Copeland, and James B. Lebeck, or any of them, each with the power to appoint his substitute, as proxies for the undersigned to vote all shares of SM Energy Company common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 19, 2015, and at any reconvened meeting after any adjournment thereof, as directed on the matters referred to on the reverse side and at their discretion on any other matters that may properly be presented at the meeting, including concerning any adjournment of the meeting. This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If this proxy is properly executed but no voting direction is given, this proxy will be voted “FOR” all director nominees in Proposal 1, and “FOR” Proposals 2 and 3. This proxy also confers discretionary authority to the proxies to vote on any other matters that may properly be presented at the meeting, including concerning any adjournment of the meeting. As of the date of the accompanying proxy statement, SM Energy Company’s management did not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, including concerning any adjournment of the meeting, this proxy will be voted in accordance with the recommendations of SM Energy Company’s management. C Non-Voting Items Change of Address — Please print new address below. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD. + + 2015 Annual Meeting Admission Ticket 2015 Annual Meeting of SM Energy Company Stockholders May 19, 2015, at 3:30 p.m. Local Time J. D. Hershner Room of Wells Fargo Bank 1700 Lincoln Street Denver, Colorado Upon arrival, please present this admission ticket and photo identification at the registration desk. Attending and Voting in Person at the Annual Meeting: You should be prepared to present a valid form of photo identification, such as a driver’s license, state-issued ID card or passport along with the admission ticket portion of this proxy card. If you do not provide valid photo identification and otherwise comply with the procedures outlined above, you may not be admitted to the Annual Meeting. Directions to the Annual Meeting can be obtained by contacting our Corporate Secretary at (303) 861-8140.